UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

THE WESTERN UNION COMPANY

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-32903	20-4531180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7001 EAST BELLEVIEW AVENUE
Denver, Colorado		80237
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 866 405-5012

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WU	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 15, 2025, at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of The Western Union Company (the “Company”): (i) elected the persons listed below to serve as directors of the Company for a one-year term; (ii) on an advisory basis, did not approve the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting; and (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2025. The final voting results for the matters voted upon at the Annual Meeting are as follows:

Proposal 1: Election of Directors.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Julie M. Cameron-Doe	249,919,117	2,212,001	1,301,812	32,700,842
Martin I. Cole	248,676,852	4,364,281	391,797	32,700,842
Suzette M. Deering	248,965,647	3,457,554	1,009,729	32,700,842
Betsy D. Holden	242,901,581	10,145,326	386,023	32,700,842
Jeffrey A. Joerres	248,827,720	4,220,491	384,719	32,700,842
Devin B. McGranahan	249,821,876	3,245,024	366,030	32,700,842
Michael A. Miles, Jr.	211,718,506	41,333,317	381,107	32,700,842
Timothy P. Murphy	250,604,898	2,442,550	385,482	32,700,842
Jan Siegmund	251,405,952	1,642,375	384,603	32,700,842
Angela A. Sun	249,881,741	3,179,171	372,018	32,700,842
Solomon D. Trujillo	245,881,658	6,884,267	667,005	32,700,842

Proposal 2: Advisory Vote to Approve Executive Compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
114,753,895	137,397,858	1,281,177	32,700,842

Proposal 3: Ratification of Selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2025.

Votes For	Votes Against	Abstentions	Broker Non-Votes
282,979,330	2,549,206	605,236	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
101	Inline XBRL Document Set for the Cover Page from this Current Report on Form 8-K, formatted as Inline XBRL
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2025	THE WESTERN UNION COMPANY
	By:	/s/ Benjamin C. Adams
	Name:	Benjamin C. Adams
	Title:	Executive Vice President, Chief Legal Officer